News Release

Unisys Announces 2Q23 Results

Next-Gen Solutions Drive Strong Growth in Pipeline; Company Reaffirms Full-Year Guidance

•Revenue decline of 7.4% year over year (YoY), or a decline of 6.3% YoY in constant currency(1) due to anticipated lower License and Support (L&S) renewals
•Excluding License and Support (Ex-L&S)(14), revenue growth of 4.9% YoY, or growth of 6.5% in constant currency
•Gross profit margin of 24.3%, down 450 bps, Ex-L&S gross margin of 16.0%, up 560 bps
•Ex-L&S pipeline(3) growth of 22% YoY and 15% quarter over quarter (QoQ)
•Next-Gen Solutions(7) pipeline growth of 55% YoY and 25% QoQ

BLUE BELL, Pa., August 1, 2023 – Unisys (NYSE: UIS) today reported financial results for the second quarter ended June 30, 2023.
Unisys achieved strong improvement in Ex-L&S revenue and profitability for the second quarter. Revenue for the quarter declined 7.4% YoY or a decline of 6.3% YoY in constant currency, and gross profit margin declined 450 bps, principally due to expected lower software license renewals. Ex-L&S revenue grew 4.9% YoY, or 6.5% YoY on a constant currency basis and Ex-L&S gross margin expanded 560 bps YoY.
Double-digit pipeline expansion was driven by new logo opportunities, especially within Next-Gen Solutions, which include Modern Workplace, Digital Platforms & Applications, Specialized Services & Next-Gen Compute, and Micro-Market Solutions. Unisys Next-Gen Solutions pipeline increased 55% YoY and 25% QoQ.
“Our second quarter results demonstrate continued improvement in the performance of our Ex-L&S Solutions," said Unisys Chair and CEO Peter A. Altabef. "These solutions experienced solid growth and margin expansion during the period. Our growth was driven by continued demand for our Next-Gen Solutions. These offerings are leading to new opportunities with existing and prospective clients who are increasingly viewing Unisys as an innovative solutions partner in employee experience and digital transformation. Our portfolio of Next-Gen Solutions, engineering capabilities and technology ecosystem position us to help transform enterprises and organizations and drive business outcomes using the full potential of data and AI.”

Summary of Second Quarter 2023 Results
Please refer to the accompanying financial tables for a reconciliation of the GAAP to non-GAAP measures presented except for financial guidance since such a reconciliation is not practicable without unreasonable effort.

•Revenue:
◦Revenue of $476.8M vs. $515.0M in 2Q22, down 7.4% YoY, or down 6.3% YoY in constant currency, primarily due to lower software license renewals within ECS
◦Ex-L&S revenue of $396.0M vs. $377.4M in 2Q22, up 4.9% YoY, or up 6.5% YoY in constant currency, driven by growth in Digital Workplace Solutions (DWS) and Specialized Services and Next-Gen Compute solutions within ECS
•Gross Profit:
◦Gross profit of $115.8M vs. $148.1M in 2Q22
◦Gross profit margin of 24.3% vs. 28.8% in 2Q22, down 450 bps YoY
◦Ex-L&S gross margin of 16.0% vs. 10.4% in 2Q22, up 560 bps YoY
•Operating Profit:
◦GAAP operating profit of $0.1M vs. $33.7M operating profit in 2Q22
◦GAAP operating profit margin of 0.0% vs. 6.5% operating profit margin in 2Q22
◦Non-GAAP operating profit(8) of $16.3M vs. $46.6M operating profit in 2Q22
◦Non-GAAP operating profit margin of 3.4% vs. 9.0% operating profit margin in 2Q22
•Net Income/Loss:
◦GAAP net loss of $40.0M vs. net loss of $17.1M in 2Q22
◦Non-GAAP net loss(10) of $6.1M vs. net income of $16.2M in 2Q22
•Adjusted EBITDA:
◦Adjusted EBITDA(9) of $50.3M vs. $90.4M in 2Q22
◦Adjusted EBITDA margin of 10.5% vs. 17.6% in 2Q22
•Earnings/Loss Per Share:
◦Diluted loss per share of $0.59 vs. diluted loss per share of $0.25 in 2Q22
◦Non-GAAP diluted loss per share of $0.09 vs. diluted earnings per share of $0.24 in 2Q22
•Cash Flow:
◦Cash provided by operations was $42.5M vs. cash used of $33.7M in 2Q22
◦Free cash flow(11) was $24.7M vs. $(59.1)M in 2Q22
◦Adjusted free cash flow(13) was $68.1M vs. $(38.5)M in 2Q22
◦YoY improvement in free cash flow primarily due to the timing of technology collections in 2023 vs. 2022
•Pipeline, TCV and Backlog:
◦Total company pipeline increased 18% YoY and 12% QoQ
▪Next-Gen Solutions pipeline increased 55% YoY and 25% QoQ
◦TCV(5) decreased 20% YoY
▪Primarily due to the timing of L&S renewals

◦Ex-L&S pipeline increased 22% YoY and 15% QoQ
◦Ex-L&S TCV decreased 4%
▪Primarily due to lower new logo signings and the timing of renewals within the year
◦Backlog(2) was $2.69B vs. $2.79B in 1Q23
▪Primarily driven by contract renewal timing
•Balance Sheet:
◦As of June 30, 2023, total cash and cash equivalents was $423.2M
2Q23 Financial Highlights by Segment:
Digital Workplace Solutions (DWS):
•Revenue:
◦DWS revenue of $135.0M vs. $127.2M in 2Q22, an increase of 6.1% YoY, or an increase of 7.7% YoY in constant currency, primarily driven by recent contract signings and additional scope with existing clients
•Gross Margin:
◦DWS gross profit margin of 13.6% vs. 13.0% in 2Q22, an increase of 60 bps YoY
Cloud, Applications & Infrastructure Solutions (CA&I):
•Revenue:
◦CA&I revenue $132.6M vs. $130.1M in 2Q22, an increase of 1.9% YoY, or an increase of 2.6% YoY in constant currency
•Gross Margin:
◦CA&I gross profit margin of 16.9% vs. 5.5% in 2Q22, an increase of 1140 bps YoY, primarily driven by additional expenses associated with certain contracts included in the prior year period as well as delivery improvements in 2Q23
Enterprise Computing Solutions (ECS):
•Revenue:
◦ECS revenue of $134.6M vs. $185.8M in 2Q22, a decline of 27.6% YoY, or a decline of 27.0% YoY in constant currency, due to lower software license renewals
•Gross Margin:
◦ECS gross profit margin was 54.1% vs. 66.2% in 2Q22, a decrease of 1,210 bps YoY, primarily due to lower software license renewals
2023 Financial Guidance
The company reiterates full-year 2023 revenue and profitability guidance. Constant currency revenue growth is expected to be in the range of (3%) to (7%) YoY, which assumes Ex-L&S revenue in the range of (1%) to +4% YoY. The company anticipates that non-GAAP operating profit margin will be in the range of 2% to 4% and adjusted EBITDA margin will be in the range of 9.5% to 11.5%.

Conference Call
Unisys will hold a conference call with the financial community on Wednesday, August 2, 2023, at 8 a.m. ET to discuss the results.
The live, listen-only webcast, as well as the accompanying presentation materials, can be accessed on the Unisys Investor Website at www.unisys.com/investor. In addition, domestic callers can dial 1-844-695-5518 and international callers can dial 1-412-902-6749 and provide the following conference passcode: Unisys Corporation Call.
A webcast replay will be available on the Unisys Investor Website shortly following the conference call. A replay will also be available by dialing 1-877-344-7529 for domestic callers or 1-412-317-0088 for international callers and entering access code 4842656 from two hours after the end of the call until August 16, 2023.

(1) Constant currency – A significant amount of the company’s revenue is derived from international operations. As a result, the company’s revenue has been and will continue to be affected by changes in the U.S. dollar against major international currencies. The company refers to revenue growth rates in constant currency or on a constant currency basis so that the business results can be viewed without the impact of fluctuations in foreign currency exchange rates to facilitate comparisons of the company’s business performance from one period to another. Constant currency is calculated by retranslating current and prior-period revenue at a consistent exchange rate rather than the actual exchange rates in effect during the respective periods.

(2) Backlog – Represents future revenue associated with contracted work which has not yet been delivered or performed. Although the company believes this revenue will be recognized, it may, for commercial reasons, allow the orders to be canceled, with or without penalty.

(3) Pipeline – Represents qualified prospective sale opportunities for which bids have been submitted or vetted prospective sales opportunities which are being actively pursued. There is no assurance that the pipeline will translate into revenue.

(4) Annual Contract Value (ACV) – Represents the revenue expected to be recognized during the first 12 months following the signing of a contract.

(5) Total Contract Value (TCV) – Represents the estimated revenue related to contracts signed in the period without regard for cancellation terms. New business TCV represents TCV attributable to new scope for existing clients and new logo contracts.

(6) Book-to-bill – Represents total contract value booked divided by revenue in a given period.

(7) Next-Gen Solutions – Includes our Modern Workplace solutions within DWS, Digital Platforms and Applications (DP&A) solutions within CA&I, Specialized Services and Next-Gen Compute (SS&C) solutions within ECS, as well as Micro-Market solutions.

(8) Non-GAAP operating profit – This measure excludes pretax postretirement expense and pretax charges in connection with cost-reduction activities and other expenses.

(9) EBITDA & adjusted EBITDA – Earnings before interest, taxes, depreciation and amortization (EBITDA) is calculated by starting with net income (loss) attributable to Unisys Corporation common shareholders and adding or subtracting the following items: net income (loss) attributable to noncontrolling interests, interest expense (net of interest income), provision for (benefit from) income taxes, depreciation and amortization. Adjusted EBITDA further excludes postretirement expense and cost-reduction activities and other expenses, non-cash share-based expense, and other (income) expense adjustments.

(10) Non-GAAP net income (loss) and non-GAAP diluted earnings (loss) per share – These measures excluded postretirement expense and charges in connection with cost-reduction activities and other expenses. The tax amounts related to these items for the calculation of non-GAAP diluted earnings (loss) per share include the current and deferred tax expense and benefits recognized under GAAP for these items.

(11) Free cash flow – Represents cash flow from operations less capital expenditures.

(12) Pre-pension free cash flow – Represents free cash flow before postretirement contributions

(13) Adjusted free cash flow – Represents free cash flow less cash used for postretirement funding and cost-reduction activities and other payments.

(14) Excluding License and Support (Ex-L&S) – These measures exclude revenue, gross profit and gross profit margin in connection with software license and support revenue within the company’s ECS segment. The company provides these measures to allow investors to isolate the impact of software license renewals, which tend to be significant and impactful based on timing, and related support services in order to evaluate the company’s business outside of these areas.

Forward-Looking Statements
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Unisys cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond Unisys’ ability to control or estimate precisely, such as estimates of future market conditions, the behavior of other market participants and that ACV and TCV are based, in part, on the assumption that each of those contracts will continue for their full contracted term. Words such as “anticipates,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” “believes,” “should” and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management’s current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon Unisys. There can be no assurance that future developments will be in accordance with management’s expectations, assumptions and beliefs or that the effect of future developments on Unisys will be those anticipated by management. Forward-looking statements in this release and the accompanying presentation include, but are not limited to, any projections or expectations of revenue growth, margin expansion, achievement of operational efficiencies and savings, future growth of our Next-Gen solutions, ACV and TCV, backlog, pipeline, book-to-bill, full-year 2023 revenue and profitability guidance, including constant currency revenue and ex-L&S revenue growth, non-GAAP operating profit margin and adjusted EBITDA margin, our pension liability and statements regarding future economic conditions or performance.

Additional information and factors that could cause actual results to differ materially from Unisys’ expectations are contained in Unisys’ filings with the U.S. Securities and Exchange Commission (SEC), including Unisys’ Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s web site, http://www.sec.gov. Information included in this release is representative as of the date of this release only and while Unisys periodically reassesses material trends and uncertainties affecting Unisys’ results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, Unisys does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

Non-GAAP Information
This release includes certain non-GAAP financial measures that exclude certain items such as postretirement expense and cost-reduction activities and other expenses that the company believes are not indicative of its ongoing operations, as they may be unusual or non-recurring. The inclusion of such items in financial measures can make the company’s profitability and liquidity results difficult to compare to prior periods or anticipated future periods and can distort the visibility of trends associated with the company’s ongoing performance. Management also believes that non-GAAP measures are useful to investors because they provide supplemental information about the company’s financial performance and liquidity, as well as greater transparency into management’s view and assessment of the company’s ongoing operating performance.
Non-GAAP financial measures are often provided and utilized by the company’s management, analysts, and investors to enhance comparability of year-over-year results and to isolate in some instances the impact of software license renewals, which tend to be lumpy, and related support services in order to evaluate the company’s business outside of these areas. These items are uncertain, depend on various factors, and could have a material impact on the company's GAAP results for the applicable period. These measures should not be relied upon as substitutes for, or considered in isolation from, measures calculated in accordance with U.S. GAAP. A reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated and reported in accordance with GAAP can be found below except for financial guidance and other forward-looking information since such a reconciliation is not practicable without unreasonable efforts as the company is unable to reasonably forecast certain amounts that are necessary for such reconciliation. This information has been provided pursuant to the requirements of SEC Regulation G.

About Unisys
Unisys is a global technology solutions company that powers breakthroughs for the world's leading organizations. Our solutions – digital workplace; cloud, applications & infrastructure; enterprise computing; and business process – help our clients challenge the status quo and create new possibilities. To learn how we deliver breakthroughs for our clients – and have been pushing the possible for 150 years – visit unisys.com and follow us on LinkedIn.

Contacts:	For Investors:
Michaela Pewarski, Unisys, +1 215-274-1254
Investor@unisys.com

For Press:
Patricia Gonzalez, Unisys, +1 817-846-7662
Patricia.Gonzalez@unisys.com

###

RELEASE NO.: 0801/9916

Unisys and other Unisys products and services mentioned herein, as well as their respective logos, are trademarks or registered trademarks of Unisys Corporation. Any other brand or product referenced herein is acknowledged to be a trademark or registered trademark of its respective holder.

UIS-Q

UNISYS CORPORATION
CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(Unaudited)
(Millions, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Revenue
Services	$417.0	$400.3	$820.9	$792.4
Technology	59.8	114.7	172.3	169.3
	476.8	515.0	993.2	961.7
Costs and expenses
Cost of revenue
Services	323.5	322.1	639.6	643.4
Technology	37.5	44.8	78.8	82.8
	361.0	366.9	718.4	726.2
Selling, general and administrative	110.3	109.6	213.2	214.0
Research and development	5.4	4.8	11.6	11.3
	476.7	481.3	943.2	951.5
Operating income	0.1	33.7	50.0	10.2
Interest expense	7.5	8.3	15.1	16.7
Other (expense), net	(16.7)	(21.9)	(213.6)	(42.9)
(Loss) earnings before income taxes	(24.1)	3.5	(178.7)	(49.4)
Provision for income taxes	15.4	20.3	35.3	24.4
Consolidated net loss	(39.5)	(16.8)	(214.0)	(73.8)
Net income attributable to noncontrolling interests	0.5	0.3	1.4	0.6
Net loss attributable to Unisys Corporation	$(40.0)	$(17.1)	$(215.4)	$(74.4)

Loss per share attributable to Unisys Corporation
Basic	$(0.59)	$(0.25)	$(3.16)	$(1.10)
Diluted	$(0.59)	$(0.25)	$(3.16)	$(1.10)

UNISYS CORPORATION
SEGMENT RESULTS
(Unaudited)
(Millions)

	Total	DWS	CA&I	ECS	Other
Three Months Ended June 30, 2023
Revenue	$476.8	$135.0	$132.6	$134.6	$74.6
Gross profit percent	24.3%	13.6%	16.9%	54.1%
Three Months Ended June 30, 2022
Revenue	$515.0	$127.2	$130.1	$185.8	$71.9
Gross profit percent	28.8%	13.0%	5.5%	66.2%

	Total	DWS	CA&I	ECS	Other
Six Months Ended June 30, 2023
Revenue	$993.2	$266.0	$258.6	$322.8	$145.8
Gross profit percent	27.7%	12.8%	15.0%	61.4%
Six Months Ended June 30, 2022
Revenue	$961.7	$252.0	$259.2	$306.4	$144.1
Gross profit percent	24.5%	12.9%	5.4%	60.6%

UNISYS CORPORATION
CONSOLIDATED BALANCE SHEETS
(Unaudited)
(Millions)

	June 30, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$423.2	$391.8
Accounts receivable, net	377.2	402.5
Contract assets	16.5	28.9
Inventories	21.0	14.9
Prepaid expenses and other current assets	112.6	92.3
Total current assets	950.5	930.4
Properties	406.6	410.8
Less-accumulated depreciation and amortization	332.9	334.9
Properties, net	73.7	75.9
Outsourcing assets, net	46.5	66.4
Marketable software, net	164.6	165.1
Operating lease right-of-use assets	38.6	42.5
Prepaid postretirement assets	120.9	119.5
Deferred income taxes	112.5	118.6
Goodwill	287.3	287.1
Intangible assets, net	47.5	52.4
Restricted cash	9.0	10.9
Assets held-for-sale	6.4	6.4
Other long-term assets	175.2	190.4
Total assets	$2,032.7	$2,065.6
Total liabilities and equity
Current liabilities:
Current maturities of long-term debt	$14.5	$17.4
Accounts payable	150.4	160.8
Deferred revenue	219.8	200.7
Other accrued liabilities	256.3	271.6
Total current liabilities	641.0	650.5
Long-term debt	488.5	495.7
Long-term postretirement liabilities	683.0	714.6
Long-term deferred revenue	113.0	122.3
Long-term operating lease liabilities	24.8	29.7
Other long-term liabilities	33.1	31.0
Commitments and contingencies
Total Unisys Corporation stockholders' equity (deficit)	11.4	(14.7)
Noncontrolling interests	37.9	36.5
Total equity	49.3	21.8
Total liabilities and equity	$2,032.7	$2,065.6

UNISYS CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(Millions)

	Six Months Ended June 30,
	2023	2022
Cash flows from operating activities
Consolidated net loss	$(214.0)	$(73.8)
Adjustments to reconcile consolidated net loss to net cash provided by (used for) operating activities:
Foreign currency (gains) losses	(0.5)	0.4
Non-cash interest expense	0.6	0.7
Employee stock compensation	8.9	10.3
Depreciation and amortization of properties	13.7	19.2
Depreciation and amortization of outsourcing assets	25.1	36.0
Amortization of marketable software	24.5	29.6
Amortization of intangible assets	4.9	5.3
Other non-cash operating activities	0.4	0.2
Loss on disposal of capital assets	0.1	0.6
Postretirement contributions	(31.1)	(25.1)
Postretirement expense	203.8	22.7
Deferred income taxes, net	9.3	3.1
Changes in operating assets and liabilities, excluding the effect of acquisitions:
Receivables, net and contract assets	71.0	22.7
Inventories	(5.7)	(5.4)
Other assets	(16.1)	(9.3)
Accounts payable and current liabilities	(37.6)	(108.2)
Other liabilities	(2.0)	4.3
Net cash provided by (used for) operating activities	55.3	(66.7)
Cash flows from investing activities
Proceeds from investments	1,485.4	1,668.0
Purchases of investments	(1,470.4)	(1,697.6)
Investment in marketable software	(21.3)	(23.6)
Capital additions of properties	(11.9)	(14.0)
Capital additions of outsourcing assets	(4.9)	(6.5)
Purchase of businesses, net of cash acquired	—	(0.3)
Other	(0.4)	(0.4)
Net cash used for investing activities	(23.5)	(74.4)
Cash flows from financing activities
Payments of long-term debt	(10.6)	(11.2)
Other	(0.4)	(3.8)
Net cash used for financing activities	(11.0)	(15.0)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	8.7	(15.2)
Increase (decrease) in cash, cash equivalents and restricted cash	29.5	(171.3)
Cash, cash equivalents and restricted cash, beginning of period	402.7	560.6
Cash, cash equivalents and restricted cash, end of period	$432.2	$389.3

UNISYS CORPORATION
RECONCILIATIONS OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES
(Unaudited)
(Millions, except per share data)

		Three Months Ended		Six Months Ended
		June 30,		June 30,
		2023	2022	2023	2022
	GAAP net loss attributable to Unisys Corporation	$(40.0)	$(17.1)	$(215.4)	$(74.4)

Postretirement expense:	pretax	10.6	12.5	203.8	22.7
	tax	(0.2)	—	(0.4)	0.2
	net of tax	10.8	12.5	204.2	22.5

Cost reduction and other expenses:	pretax	23.4	20.8	40.1	40.9
	tax	0.3	—	0.3	0.1
	net of tax	23.1	20.8	39.8	40.8
	noncontrolling interest	—	—	—	—
	net of noncontrolling interest	23.1	20.8	39.8	40.8

	Non-GAAP net (loss) income attributable to Unisys Corporation	$(6.1)	$16.2	$28.6	$(11.1)

	Weighted average shares (thousands)	68,289	67,694	68,116	67,541
Plus incremental shares from assumed conversion:
	Employee stock plans	—	418	646	—
	Non-GAAP adjusted weighted average shares	68,289	68,112	68,762	67,541

	Diluted earnings (loss) per share
	GAAP basis
	GAAP net loss attributable to Unisys Corporation for diluted loss per share	$(40.0)	$(17.1)	$(215.4)	$(74.4)
	Divided by weighted average shares	68,289	67,694	68,116	67,541
	GAAP diluted loss per share	$(0.59)	$(0.25)	$(3.16)	$(1.10)

	Non-GAAP basis
	Non-GAAP net (loss) income attributable to Unisys Corporation for diluted (loss) earnings per share	$(6.1)	$16.2	$28.6	$(11.1)
Divided by Non-GAAP adjusted weighted average shares		68,289	68,112	68,762	67,541
Non-GAAP diluted (loss) earnings per share		$(0.09)	$0.24	$0.42	$(0.16)

UNISYS CORPORATION
RECONCILIATIONS OF GAAP TO NON-GAAP
(Unaudited)
(Millions)

FREE CASH FLOW

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
Cash provided by (used for) operations	$42.5	$(33.7)	$55.3	$(66.7)
Additions to marketable software	(11.0)	(12.5)	(21.3)	(23.6)
Additions to properties	(4.6)	(8.8)	(11.9)	(14.0)
Additions to outsourcing assets	(2.2)	(4.1)	(4.9)	(6.5)
Free cash flow	24.7	(59.1)	17.2	(110.8)
Postretirement funding	14.7	8.9	31.1	25.1
Pre-pension free cash flow	39.4	(50.2)	48.3	(85.7)
Cost reduction and other payments, net	28.7	11.7	39.9	20.3
Adjusted free cash flow	$68.1	$(38.5)	$88.2	$(65.4)

UNISYS CORPORATION
RECONCILIATIONS OF GAAP TO NON-GAAP
(Unaudited)
(Millions)

EBITDA

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
Net loss attributable to Unisys Corporation	$(40.0)	$(17.1)	$(215.4)	$(74.4)
Net income attributable to noncontrolling interests	0.5	0.3	1.4	0.6
Interest expense, net of interest income of $6.5, $3.4, $13.2 and $5.8, respectively*	1.0	4.9	1.9	10.9
Provision for income taxes	15.4	20.3	35.3	24.4
Depreciation	17.4	26.5	38.8	55.2
Amortization	14.9	16.7	29.4	34.9
EBITDA	$9.2	$51.6	$(108.6)	$51.6

Postretirement expense	$10.6	$12.5	$203.8	$22.7
Cost reduction and other expenses**	21.0	17.9	35.3	32.9
Non-cash share based expense	4.1	3.5	8.7	10.0
Other expense, net adjustment***	5.4	4.9	9.3	7.4
Adjusted EBITDA	$50.3	$90.4	$148.5	$124.6

*Included in other (expense), net on the consolidated statements of income (loss)
**Reduced for depreciation and amortization included above
***Other expense, net as reported on the consolidated statements of income (loss) less postretirement expense, interest income and items included in cost reduction and other expenses

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
Revenue	$476.8	$515.0	$993.2	$961.7
Net loss attributable to Unisys Corporation as a percentage of revenue	(8.4)%	(3.3)%	(21.7)%	(7.7)%
Non-GAAP net (loss) income attributable to Unisys Corporation as a percentage of revenue	(1.3)%	3.1%	2.9%	(1.2)%
Adjusted EBITDA as a percentage of revenue	10.5%	17.6%	15.0%	13.0%

UNISYS CORPORATION
RECONCILIATIONS OF GAAP TO NON-GAAP
(Unaudited)
(Millions)

OPERATING PROFIT

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
GAAP operating profit	$0.1	$33.7	$50.0	$10.2
Cost reduction and other expenses*	15.8	12.3	25.7	21.2
Postretirement expense**	0.4	0.6	0.7	1.1
Non-GAAP operating profit	$16.3	$46.6	$76.4	$32.5

Revenue	$476.8	$515.0	$993.2	$961.7

GAAP operating profit percent	0.0%	6.5%	5.0%	1.1%
Non-GAAP operating profit percent	3.4%	9.0%	7.7%	3.4%

*Included in cost of revenue, selling, general and administrative and research and development on the consolidated statements of income (loss)
**Included in selling, general and administrative on the consolidated statements of income (loss)

EXCLUDING LICENSE AND SUPPORT (EX-L&S) REVENUE AND GROSS PROFIT

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
GAAP revenue	$476.8	$515.0	$993.2	$961.7
L&S revenue	80.8	137.6	217.7	211.0
Ex-L&S Non-GAAP revenue	$396.0	$377.4	$775.5	$750.7

GAAP gross profit	$115.8	$148.1	$274.8	$235.5
L&S gross profit	52.4	108.8	158.9	156.2
Ex-L&S Non-GAAP gross profit	$63.4	$39.3	$115.9	$79.3

GAAP gross profit percent	24.3%	28.8%	27.7%	24.5%
Ex-L&S Non-GAAP gross profit percent	16.0%	10.4%	14.9%	10.6%